UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING

OF THE BOARD OF DIRECTORS OF

STRATEAN INC.

The Undersigned, being the Directors of Stratean Inc. (the Company), hereby takes the following action;

WHEREAS, The Board of Directors deems it in the best interest of the Company to elect Larry McNeill to serve as a Director of the Company.

WHEREAS, Larry R. McNeill has accepted his appointment as a Director of the Company.

THEREFORE BE IT RESOLVED, Larry R. McNeill be appointed as the a Director of the Company;

BE IT FURTHER RESOLVED, that the board will determine the appropriate compensation for the appointment of Larry R. McNeill at a later date;

BE IT FURTHER RESOLVED, that this Unanimous Consent be placed into the minute book of the Company with the proceedings of the Board of Directors and that this consent shall have the same force and effect as if a meeting of the directors were held.

BE IT FURTHER RESOLVED, that the Company will file a form 8-K with the SEC announcing his appointment within four(4) business days.

IN WITNESS WHEREOF, the undersigned has executed this document to be effective this 5th day of January, 2015.

_/s/ Bruce Lybbert__________________________

Bruce Lybbert, director

_/s/ S. Matthew Schultz__________________________

S. Matthew Schultz, director

_/s/ Zachary K. Bradford_________________________

Zachary K Bradford, director